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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                   MAY 7, 2003



                            LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)



         DELAWARE                      0-30242                72-1449411
(State or other jurisdiction       (Commission File          (IRS Employer
     of incorporation)                 Number)             Identification No.)






             5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA 70808
              (Address of principal executive offices and zip code)

                                 (225) 926-1000
              (Registrants' telephone number, including area code)



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ITEM 9. REGULATION FD DISCLOSURE.(AND INFORMATION FURNISHED UNDER ITEM 12)

         The following information is furnished pursuant to Item 12. Results of Operations and Financial Condition:

         On May 7, 2003, Lamar Advertising Company announced via press release its results for the first quarter of 2003. A copy of Lamar's press release is attached hereto and incorporated by reference as Exhibit 99.1.




























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 7, 2003                    LAMAR ADVERTISING COMPANY


                                      By:    /s/ Keith A. Istre
                                          -------------------------------------
                                          Keith A. Istre
                                          Treasurer and Chief Financial Officer





















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                                  EXHIBIT INDEX

EXHIBIT
 NO.        DESCRIPTION
-------     -----------
99.1        Press Release of Lamar Advertising Company, dated May 7, 2003, reporting Lamar's financial results for the first quarter of 2003.